SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest event
                         Reported): February 27, 2001


             CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
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            (Exact name of registrant as specified in its charter)

          Delaware                  333-49820                 13-3320910
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(State or Other Jurisdiction       (Commission             (I.R.S. Employer
    of Incorporation)              File Number)            Identification No.)

                               11 Madison Avenue
                           New York, New York 10010
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                   (Address of Principal Executive Offices)
                                  (Zip Code)

       Registrant's telephone number, including area code (212) 325-2000
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Item 5.  Other Events.
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Filing of Certain Materials
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     Pursuant to Rule 424(b)(5) under the Securities Act of 1933, as amended, concurrently with, or subsequent to, the filing of this Current Report on Form 8-K (the "Form 8-K"), Credit Suisse First Boston Mortgage Securities Corp. (the "Company") is filing a prospectus and a prospectus supplement with the Securities and Exchange Commission (the "Commission") relating to its Credit Suisse First Boston Mortgage Securities Corp., Mortgage-Backed Pass-Through Certificates, Series 2001-4 (the "Certificates").

Incorporation of Certain Documents by Reference
-----------------------------------------------

     The consolidated financial statements of MBIA Insurance Corporation and its subsidiaries as of December 31, 1999 and December 31, 1998, and for each of the three years in the period ended December 31, 1999, included in the Annual Report on Form 10-K of MBIA Inc. (which was filed with the Securities and Exchange Commission are hereby incorporated by reference in (i) this Current Report on Form 8-K; (ii) the prospectus; and (iii) the prospectus supplement for Credit Suisse First Boston Mortgage Securities Corp., Mortgage-Backed Pass-Through Certificates, Series 2001-4, and shall be deemed to be part hereof and thereof.

     In connection with the issuance of the Certificates, the Company is filing herewith the consent of PricewaterhouseCoopers LLP
("PricewaterhouseCoopers") to the use of their name and the incorporation by reference of their report in the prospectus and the prospectus supplement relating to the issuance of the Certificates. The consent of PricewaterhouseCoopers LLP is attached hereto as Exhibit 23.1

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* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the prospectus dated December 29, 2000 and the prospectus supplement dated February 26, 2001 (collectively, the "Prospectus"), of Credit Suisse First Boston Mortgage Securities Corp., relating to its Credit Suisse First Boston Mortgage Securities Corp., Mortgage-Backed Pass-Through Certificates, Series 2001-4.

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Item 7.  Financial Statements, Pro Forma Financial

         Information and Exhibits.
         ------------------------

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

         23.1   Consent of PricewaterhouseCoopers LLP

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          CREDIT SUISSE FIRST BOSTON MORTGAGE
                                                   SECURITIES CORP.


                                 By: /s/ Kari S. Roberts
                                    ------------------------
                                    Name:Kari Roberts
                                    Title: Vice President


Dated:  February 26, 2001

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Exhibit Index
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Exhibit                                                                  Page
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23.1      Consent of PricewaterhouseCoopers LLP

                                                                 EXHIBIT 23.1

                      Consent of Independent Accountants






     We consent to the incorporation by reference in the Prospectus Supplement of Credit Suisse First Boston Mortgage Securities Corp., relating to Credit Suisse First Boston Corp., Mortgage Backed Pass-Through Certificates, Series 2001-4, of our report dated February 3, 2000, on our audits of the consolidated financial statements of MBIA Insurance Corporation and Subsidiaries as of December 31, 1999 and 1998 and for each of the three years in the period ended December 31, 1999. We also consent to the reference to our Firm under the caption "Experts".

                                            /s/ PricewaterhouseCoopers LLP

February 26, 2001